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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 1999


                             LSI LOGIC CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                DELAWARE                                0-11674                               94-2712976
    (STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)
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                            1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 433-8000

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.           OTHER EVENTS.

                  On February 21, 1999, the Registrant entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement") with Stealth Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Registrant, and SEEQ Technology Incorporated, a Delaware corporation ("SEEQ") pursuant to which Registrant will acquire SEEQ. The Merger Agreement was amended on March 5, 1999 to make certain technical corrections to reflect the intent of the parties thereto. Pursuant to the Merger Agreement, each outstanding share of Common Stock, par value $0.01 per share, of SEEQ will be converted into the right to receive that number of shares of Common Stock of Registrant equal to the Exchange Ratio. "Exchange Ratio" for purposes of the Merger Agreement means 0.1095; provided, that if the average closing sale price of one share of Registrant's Common Stock as reported on the New York Stock Exchange of the ten
(10) consecutive trading days ending on the trading day immediately preceding the closing date of the Merger (the "Average Price") is less than $24.00, Exchange Ratio shall mean the quotient determined by dividing 2.628 by the Average Price; provided, further, that if the Average Price is higher than $30.00, Exchange Ratio shall mean the quotient determined by dividing 3.285 by the Average Price.

                  The closing of the Merger is subject to a number of conditions, including (a) approval by the stockholders of SEEQ and (b) the expiration or early termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvement Acts of 1976.

                  The foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 99.1.

                  The information that is set forth in the Registrant's Press Release dated February 22, 1999 is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                           99.1 Agreement and Plan of Reorganization and Merger dated February 21, 1999, and amended March 5, 1999, among Registrant, Stealth Acquisition Corporation and SEEQ Technology Incorporated.

                           99.2 Text of Press Release, dated as of February 22, 1999. (incorporated by reference to
                                    Exhibit 99.2 to the Report on Form 8-K
                                    filed by the Registrant on February 23,
                                    1999)



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LSI LOGIC CORPORATION
                                        A Delaware Corporation


Dated: March 5, 1999                    By: /s/ R. Douglas Norby
                                           -------------------------------------
                                           R. Douglas Norby
                                           Executive Vice President, Finance and
                                           Chief Financial Officer



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                                  EXHIBIT INDEX


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Exhibit Number             Description
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   99.1        Agreement and Plan of Reorganization and Merger dated February 21,
               1999, and amended March 5, 1999, among Registrant, Stealth Acquisition Corporation and SEEQ Technology Incorporated.

   99.2 Text of Press Release, dated February 22, 1999. (incorporated by reference to Exhibit 99.2 to the Report on Form 8-K filed by the Registrant on February 23, 1999)
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